UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2007

Graco Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-9249	41-0285640
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88-11th Avenue Northeast Minneapolis, Minnesota	55413
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (612) 623-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule-425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers

Among other matters, shareholders approved the following plan at the Annual Meeting of Shareholders of Graco Inc. held on April 20, 2007:

Approval of the Executive Officer Annual Incentive Bonus Plan. The Graco Inc. Executive Officer Annual Incentive Bonus Plan, effective January 1, 2008, will replace the previous Graco Inc. Executive Officer Annual Bonus Plan, which by its terms will expire December 31, 2007.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
*10.1	Graco Inc. Executive Officers Annual Incentive Bonus Plan effective January 1, 2008 (Incorporated by reference to Appendix A to the Company's Proxy Statement for the Annual Meeting of Shareholders held on April 20, 2007.)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRACO INC.
Date:	April 26, 2007	By:	/s/Karen P. Gallivan
Karen P. Gallivan
		Its:	Vice President, General Counsel and Secretary